UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________

Date of report (Date of earliest event reported): August 19, 2015
 AMERICAN RESIDENTIAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)
 __________________

Maryland	001-35899	45-4941882
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

7047 East Greenway Parkway, Suite 350
Scottsdale, AZ 85254
(Address of principal executive offices) (Zip code)

(480) 474-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2015, Mr. Christopher J. Byce, Senior Vice President of Investments of American Residential Properties, Inc. (the “Company”), entered into a Separation and Release of Claims Agreement (the “Separation Agreement”) with the Company, pursuant to which Mr. Byce’s employment with the Company will terminate effective August 31, 2015 (the “Separation Date”).  Mr. Byce will remain with the Company as a consultant to assist with evaluation and disposition activity, through February 29, 2016.

In connection with his departure from the Company, Mr. Byce and the Company entered into the Separation Agreement and a letter agreement (the “Consulting Agreement”). In exchange for signing the Separation Agreement, Mr. Byce will receive severance payments of (1) $100,000 payable after the Separation Date, and (2) $90,000 in twelve equal installments payable in accordance with the Company’s scheduled payroll payment dates. In connection with Mr. Byce's departure, the Company's Board of Directors also approved accelerated lapsing of restrictions on 5,996 LTIP units previously awarded to Mr. Byce upon his hire.  Pursuant to the terms of the Consulting Agreement, in exchange for his continued service to the Company through February 29, 2016, Mr. Byce will receive a monthly fee of $5,000 and the opportunity to earn additional fees in certain transactions he facilitates for the Company.

The foregoing information is a summary of select terms from the Separation Agreement and the Consulting Agreement, is not complete, and is qualified in its entirety by reference to the full text of each such agreement, copies of which are attached as exhibits to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1*	Separation and Release of Claims Agreement, dated August 19, 2015, among American Residential Properties, Inc., certain of its subsidiaries and Christopher J. Byce.
10.2*	Consulting Agreement, dated August 19, 2015, among American Residential Properties, Inc., certain of its subsidiaries and Christopher J. Byce.
_____________
* Management contract or compensatory plan or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESIDENTIAL PROPERTIES, INC.

August 21, 2015	By:	/s/ Shant Koumriqian
	Name:	Shant Koumriqian
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Separation and Release of Claims Agreement, dated August 19, 2015, among American Residential Properties, Inc., certain of its subsidiaries and Christopher J. Byce.
10.2*	Consulting Agreement, dated August 19, 2015, among American Residential Properties, Inc., certain of its subsidiaries and Christopher J. Byce.
_____________
* Management contract or compensatory plan or arrangement